Delaware Page 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "XIV-I INVEST 1, LLC" AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE SEVENTH DAY OF FEBRUARY,

A.D.	2022, AT 4:09 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, "XIV-I INVEST 1, LLC".

s/ Jeffery W. Bullock

Jeffery W. Bullock. Secretary of State

6616238 8100H

SR# 20222821253

You may verify this certificate online at corp.delaware.gov/authver.shtml

Authentication: 203816771

Date: 06-30-22

STATE OF DELAWARE CERTIFICATE OF FORMATION

OF LIMITED LIABILITY COMPANY

The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.	The name of the limited liability company is._X_IV_-_I _IN_V_E_ST_1,_L_Lc _

2.                  The Registered Office of the limited liability company in the State of Delaware is located at 919 North Market Street, Suite 950 (street),

in the City of Wilmington Zip Code19801 . The name of the Registered Agent at such address upon whom process against this limited liability company may be served is_ln_c_o_rp_s_e_rv_ic_es_ln_c. -,--

By: s/ David G. LeGrand

Name: David G. LeGrand

Print or Type

State of Delaware Secretary of State Division of Corporations

Delivered 04:09 PM 02/07/2022 FILED 04:09 PM 02/07/2022

SR 20220402257 - File Number 6616238

Delaware Page 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "XIV-I INVEST 1, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE THIRTIETH DAY OF JUNE, A. D. 2022.

s/ Jeffery W. Bullock

Jeffery W. Bullock. Secretary of State

6616238 8300

SR# 20222821253

You may verify this certificate online at corp.delaware.gov/authver.shtml

Authentication: 203816751

Date: 06-30-22